ACQUISITIONS	12 Months Ended
Dec. 31, 2019
Disclosure of business combinations [text block] [Abstract]
Disclosure of business combinations [text block]

NOTE 23: ACQUISITIONS

ACQUISITION OF WORKPLACE PENSIONS BUSINESS

On 1 July 2019, following the receipt of regulatory and legal approvals, the Group completed the acquisition of the UK workplace pensions and savings business of the Zurich Insurance Group. The total fair value of the purchase consideration in the year was £20 million, settled in cash.

The acquisition is intended to enhance Scottish Widows’ offering and broaden its participation in the financial planning and retirement segment whilst delivering a modern, flexible workplace savings platform.

The table below sets out the fair value of the identifiable assets and liabilities acquired.

	Book value as at 1 July 2019 £m	Fair value adjustments £m	Fair value as at 1 July 2019 £m
Assets
Financial assets at fair value through profit or loss	7,350	–	7,350
Loans and advances to banks	17	–	17
Value of in-force business	–	6	6
Assets arising from reinsurance contracts held	13,616	–	13,616
Other assets	6	–	6
Total assets	20,989	6	20,995
Liabilities
Liabilities arising from non-participating investment contracts	20,981	–	20,981
Other liabilities	8	–	8
Total liabilities	20,989	–	20,989
Provisional fair value of net assets acquired	–	6	6
Goodwill arising on acquisition			14
Total consideration			20

The post-acquisition total income of the acquired business, which is included in the Group statutory consolidated income statement for the year ended 31 December 2019, is £22 million; the business also contributed profit before tax of £2 million for the same period.

Had the acquisition date been 1 January 2019, the Group’s consolidated total income would have been £18 million higher at £42,374 million and the Group’s consolidated profit before tax would have been £3 million lower at £4,390 million.

The carrying value of the goodwill arising on acquisition of £14 million has been reviewed at 31 December 2019, with appropriate assumptions made as to the future performance of the acquired business, and no adjustments are considered necessary.

WEALTH MANAGEMENT PARTNERSHIP

Following agreement with Schroders to enter into a partnership to create a new wealth management proposition, during 2019 the Group transferred approximately £13 billion of assets under management from its UK wealth management business and £12 billion of investment funds administered by its existing Authorised Corporate Director business into Scottish Widows Schroder Wealth Holdings Limited.

In connection with this partnership, the Group sold a 49.9 per cent interest in Scottish Widows Schroder Wealth Holdings Limited to Schroders Administration Limited in exchange for a 19.9 per cent interest in Schroder Wealth Holdings Limited, the holding company of Schroders plc’s existing UK wealth management business, valued at £202 million.

Following disposal of the 49.9 per cent interest, the Group accounts for its remaining 50.1 per cent interest in Scottish Widows Schroder Wealth Holdings Limited as a joint venture, which was recorded at a fair value upon initial recognition of £208 million.

The Group recognised a gain arising from these transactions of £244 million, net of a charge of £70 million for an onerous contract provision in relation to the services that it is now obligated to provide to the joint venture; this amount is recognised within other operating income.